Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Greenleaf, certify that:

1.             I have reviewed this Annual Report on Form 10-K/A of Cerecor Inc.; and

2.             Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: September 7, 2018	/s/ Peter Greenleaf
Peter Greenleaf
Chief Executive Officer
(Registrant’s Principal Executive Officer)